PROMISSORY NOTE $18,000,000 December 24'2Q19 For value received, SRT SF RETAIL I, LLC, a Delaware limited liability company ("San Francisco Borrower"), having an address at clo SRT Advisor, 400 Concar Drivi, Third Floor, San Mateo, CA 944Q2, and SRT LA RETAIL, LLC, a Delaware limited liability company ('ol.,os Angeles Borrower"), having an address at clo SRT Advisor, 400 Concar Drive, Third Floor, San Mateo, CA 944Q2, (eacho individually, collectively, jointly and severally and together with each of their permitted successors and assigns, "Maker'o), promises to pay to the order of PFP HOLDING COMPANY VI, LLC, a Delaware limited liability company, at its principal place of business c/o Prime Finance Partners, 233 North Michigan o'Payee"), Avenue, Suite 1915, Chioago, Illinois 60601 (together with its successors and assigns or at such place as the holder hereof may from time to time designate in writing, the principal sum of Eighteen Million and No/100 Dollars ($18,000,000), in lawful money of the United States of America, with interest on the unpaid principal balance from time to time outstanding to be computed in the manner, at the times and, subject to the provisions of Section 2.2.2 of the Loan Agreement (as hereinafter defined), at the Interest Rate provided in that certain Loan Agreement (as amended, modified, restated, consolidated, replaced or supplemented from time to time, the 'ol,oan Agreement") dated as of the date hereof between Maker and Payee. Capitalized terms used but not defined herein shall have the respective meanings given such terms in the Loan Agreement. 1. Pavment Terrqs. Maker shall pay the Debt Service to Payee in the manner and at the times specified in eti:cle Z of the Loan Agreement, which payments shall be applied in the order of priority set forth in said Article 2. Maker shall also pay to Payee interest at the Default Rate, Late Payment Charges, the Yield Maintenance Premium, if any, the Exit Fee and all other amounts due and payable as and when provided for in the Loan Agreement. The balance of the Principal, together with all accrued and unpaid interest thereon, and all other amounts payable to Payee hereunder, under the Loan Agreement and under the other Loan Documents shall be due and payable on the Maturity Date. 2, Loan Docgments. This Note is evidence of that certain loan made by Payee to Maker contemporaneously herewith and is executed pursuant to the terms and conditions of the Loan Agreement. This Note is secured by and entitled to the benefits of, among other things, the Security Instrument and the other Loan Documents. Reference is made to the Loan Documents for a description of the nature and extent of the security afforded thereby, the rights of the holder hereof in respect of such security, the terms and conditions upon which this Note is secured and the rights and duties of the holder of this Note. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement and the other Loan Documents are by this reference hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth in this Note, and Maker covenants and agrees to keep and perform the same, or cause the same to be kept and performed, in accordance with their terms. 3. Loan Accglerationl Prenavmept. Upon the occurrence of an Event of Default (other than an Event of Default described in paragraph (f) or (g) of Section 8.1 of the Loan Agreement), in addition to any other rights or remedies available to the Payee pursuant to 7t227763 theloan Documents or at law or in equity, Payee may declare the Debt to become immediately due ancl payable; and upon any Event of Default described in paragraph (f) or (g) of Section 8.1 of the Loan Agreement, the Debt shall, without notice or demand, become immediately due and payable, and Maker hereby expressly waives any such notice or demand, anything contained ireiein or in any other Loan Document to the contrary notwithstanding. This Note may not be prepaid except as otherwise expressly provided in, and subject to the terms and conditions, of the Loan Agreement. 4, B.evival. To the extent that Maker makes a payment or Payee receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent oi preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under the Bankruptcy Code or any other bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Payee. 5. Aqendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include their respective successors, assigns, heirs, executots and administrators. If Maker consists of more than one person or party, the obligations and liabilities ofeach such person or party shall bejoint and several. 6. Waiver. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any Person liable for payment of the Debt, no extensien of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other Person or party who may become liable under the Loan Documents, for the payment of all or any part of the Debt. 7, Exculnation. It is expressly agreed that recourse against Maker for failure to perform and observe its obligations contained in this Note shall be limited as and to the extent provided in Section 10.1 of the Loan Agreement. 8. Notices, All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein. 9. Governipg Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (wrTHouT REGARD TO PRINCTPLES OF CONFLTCTS OF LAWS EXCEPT THAT ) 71227763

IT IS THE INTENT OF MAKER THAT THE PROVISIONS OF SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW OF' THE STATE OF' NEW YORK SHALL APPLY TO THIS NOTE) AND THE APPLICABLE LAWS OF TI{E UNITED STATES OF'AMERICA, WHICH LAWS OF THE UNITED STATES OF AMERICA SHALL, TO THE EXTENT THE SAME PREEMPT SUCH STATE LAWS' GOVERN AND BE CONTROLLING. 7t227'.163

10. California Waivers. TO THE EXTENT APPLICABLE, MAKER HEREBY EXPRESSLY (D WAIVES AI\TY RIGHT IT MAY HAVE UNDER CALIFORNIA CIYIL coDE $ 2954.10, OR ANy SUCCESSOR STATUTE, TO pREpAy THIS NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THE LOAN AGREEMENT AND (II) AGREES THAT IF A PREPAYMENT OF'ANY OR ALL OF THIS NOTE IS MADE, FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY PAYEE ON ACCOUNT OF ANY TRANSFER OR DISPOSITION PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT OR BY THE SECURITY INSTRUMENT, MAKER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE YIELD MAINTENANCE PREMIUM, THE EXIT FEE AND OTHER AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT, IF ANY, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THE LOAN AGREEMENT. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW MAKER HEREBY DECLARES THAT PAYEE'S AGREEMENT TO MAKE THE LOAI\ EVIDENCED BY THIS NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE LOAN AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY THE UNDERSIGNED, FOR THIS WAIVER AND AGREEMENT. SF RETAIL I, LLC SRT LA RETAIL, LLC [Remainder of Page Intentionally Left Blank; Signature Page to FollowJ 2 71227763

IN WITNESS WHEREOF, Maker has executed this Note as of the date first written above. SRT SF RETAIL I, LLC a Delaware limited liability company By: rnS Title: d n SRT LA RETAIL, LLC a Delaware limited liability company p/- > By: Name: C.Lee 6urnS Title: I [SrcNerunn PAcE To PRoMIssoRy Noro] 71227763